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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 15, 2001

                          NORTHROP GRUMMAN CORPORATION
               (Exact name of registrant as specified in charter)

           Delaware                      1-16411                95-4840775
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)

            1840 Century Park East
            Los Angeles, California                               90067
    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (310) 553-6262

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Item 5. Other Events

     Northrop Grumman Corporation is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-71290).

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     Exhibit                    Description of Exhibit
     -------                    ----------------------
     Number
     ------

     1.1 Underwriting Agreement dated November 15, 2001, and Terms Agreements relating to the Registrant's Common Stock and Equity Security Units, each dated November 15, 2001, among the Registrant, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives for the underwriters named therein.

     4.1 Form of Indenture between the Registrant and JPMorgan Chase Bank, as trustee (incorporated by reference to Form 8-A filed by the Registrant on November 14, 2001).

     4.2 Form of Officer's Certificate describing the terms of the Senior Notes which are a component of the Normal Units (incorporated by reference to Form 8-A filed by the Registrant on November 14, 2001).

     4.4 Form of Purchase Contract Agreement between the Registrant and JPMorgan Chase Bank, as Purchase Contract Agent (incorporated by reference to Form 8-A filed by the Registrant on November 14, 2001).

     4.5 Form of Pledge Agreement among the Registrant, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent (incorporated by reference to Form 8-A filed by the Registrant on November 14, 2001).

     4.6 Form of Remarketing Agreement (incorporated by reference to Form 8-A filed by the Registrant on November 14, 2001).

     8.1         Tax opinion of Sheppard, Mullin, Richter & Hampton LLP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORTHROP GRUMMAN CORPORATION
                                               (Registrant)

Date: November 15, 2001               By:  /s/ John H. Mullan
                                          ------------------------------------
                                           John H. Mullan, Corporate Vice
                                           President and Secretary

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                                  EXHIBIT INDEX

Exhibit
Number                     Description

1.1 Underwriting Agreement dated November 15, 2001, and Terms Agreements relating to the Registrant's Common Stock and Equity Security Units, each dated November 15, 2001, among the Registrant, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives for the underwriters named therein.

8.1       Tax opinion of Sheppard, Mullin, Richter & Hampton LLP.